CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated *September 30, 2011*, on property known as *Tussing Ranch Road Lot, Apple Valley CA 92308* ("Property"), in which *Coronus Energy Corp.* is referred to as ("Buyer") and *Mohamad Kotob,* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *April 15, 2012* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________________.
3. **OTHER EXTENSION(S):** The time for ______________________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** *Deal is subject to Coronus board of director approval on or before April 9 2012*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date 3/2/2012
Coronus Energy Corp.

Buyer ______________________ Date ______________

Seller X [signature] Date ______________
Mohamad Kotob

Seller ______________________ Date ______________

The copyright laws of the United States (Title 17 U.S. Code) forbid the unauthorized reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. Copyright © 2004-2006, CALIFORNIA ASSOCIATION OF REALTORS®, INC. ALL RIGHTS RESERVED.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.6557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392